POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Richard Malinowski and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                     Title          Date

/s/ Mark Gersten__________      Trustee     September 15, 2016

Mark Gersten

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Richard Malinowski and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                    Title               Date

/s/ Mark Garbin         Trustee          September 15, 2016

Mark Garbin

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Richard Malinowski and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                          Title            Date

/s/ Neil Kaufman__________          Trustee       September 15, 2016

Neil Kaufman

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Andrew Rogers, Richard Malinowski and James Ash his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                      Title              Date

/s/ Anita Krug__________          Trustee         September 15, 2016

Anita Krug

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Ash and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                       Title                Date

/s/ Andrew Rogers__________    President         September 15, 2016

Andrew Rogers

POWER OF ATTORNEY

KNOWN ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of James Ash and Richard Malinowski his true and lawful attorney-in-fact and agents, each with full power of substitution and resubstitution for his in his name, place and stead, to sign any and all Registration Statements applicable to Two Roads Shared Trust Funds and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and the states, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                                                   Title                      Date

/s/ James Colantino_________                  Treasurer              September 15, 2016

James Colantino